UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2010, Peregrine Pharmaceuticals, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”), with McNicoll, Lewis & Vlak LLC (“MLV”), under which the Company may issue and sell through MLV, acting as its agent, shares of its common stock (“Common Stock”) for aggregate gross proceeds not to exceed the amount that can be sold under its Registration Statement on Form S-3 (File No. 333-171252) filed with the Securities and Exchange Commission on December 17, 2010, which amount, as of the date hereof, is $75,000,000.  MLV may sell the Common Stock by any method permitted by law, including sales deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation, sales made directly on The NASDAQ Capital Market, on any other existing trading market for the Common Stock or to or through a market maker.  MLV may also sell the Common Stock in privately negotiated transactions, subject to the Company’s prior approval.  The Company will pay MLV a commission not to exceed 5% of the gross proceeds from the sale of shares of the Company’s Common Stock.

The Agreement will terminate on the earliest of (1) the sale of all Common Stock subject to the Agreement, or (2) termination of the Agreement by the Company or MLV.  MLV may terminate the sales agreement at any time in certain circumstances, including (i) the occurrence of a material adverse change that, in MLV’s reasonable judgment, may impair its ability to sell the Common Stock, (ii) the Company’s failure to satisfy any condition under of the Agreement or (iii) a suspension or limitation of trading of the Company’s Common Stock on NASDAQ.  The Company may terminate the Agreement at any time upon three (3) days prior notice while MLV may terminate the Agreement at any time upon ninety (90) days prior notice.

The summary of the terms of the Agreement is qualified in its entirety by the text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.28.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description

10.28	At Market Issuance Sales Agreement dated December 29, 2010, by and between Peregrine Pharmaceuticals, Inc. and McNicoll, Lewis & Vlak LLC.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: December 29, 2010	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description

10.28	At Market Issuance Sales Agreement dated December 29, 2010, by and between Peregrine Pharmaceuticals, Inc. and McNicoll, Lewis & Vlak LLC.

3